Exhibit 99.60

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
           Series 1998-20, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.546184
                                                      ------------------------
       Weighted average maturity                                       345.81
                                                      ------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
            Principal Per    Prepayments Per Interest Per
      Class  Certificate       Certificate    Certificate    Payout Rate
      -----  -----------       -----------    -----------    -----------
       R    $   0.00000000  $   0.00000000  $  0.00000000   % 0.00000000
       PO   $   1.17854533  $   0.28470656  $  0.00000000   % 0.00000000
       A1   $  22.95973877  $  22.00960470  $  5.26977741   % 6.50000002
       A2   $   0.00000000  $   0.00000000  $  5.41666600   % 6.49999920
       A3   $   0.00000000  $   0.00000000  $  5.41666600   % 6.49999920
       A4   $   0.00000000  $   0.00000000  $  5.41666584   % 6.49999901
       A5   $   0.00000000  $   0.00000000  $  5.41666667   % 6.50000000
       M    $   0.83014248  $   0.00000000  $  5.41221125   % 6.49999913
       B1   $   0.83014058  $   0.00000000  $  5.41221125   % 6.49999913
       B2   $   0.83014245  $   0.00000000  $  5.41221083   % 6.49999862
       B3   $   0.83014029  $   0.00000000  $  5.41221394   % 6.50000238
       B4   $   0.83014259  $   0.00000000  $  5.41221483   % 6.50000343
       B5   $   0.83013890  $   0.00000000  $  5.41221443   % 6.50000294

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            75,406.60
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       336,483,855.42
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,083
                                                               -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance         Cusip
-----          -------          -----------------       -------         -----
R     $                  0.00  $             0.00  $             0.00 36157RUU7
PO    $             62,891.38  $        62,817.20  $           998.02 GEC9820PO
A1    $        279,896,159.30  $   273,290,689.34  $           949.92 36157RUP8
A2    $          5,000,000.00  $     5,000,000.00  $         1,000.00 36157RUQ6
A3    $          5,000,000.00  $     5,000,000.00  $         1,000.00 36157RUR4
A4    $          4,025,000.00  $     4,025,000.00  $         1,000.00 36157RUS2
A5    $         35,091,000.00  $    35,091,000.00  $         1,000.00 36157RUT0
SUP   $        337,357,503.41  $   330,748,196.10  $           958.23 GE9820SUP
M     $          5,259,670.86  $     5,255,300.99  $           998.35 36157RUV5
B1    $          2,629,835.43  $     2,627,650.50  $           998.35 36157RUW3
B2    $          1,753,556.68  $     1,752,099.78  $           998.35 36157RUX1
B3    $          2,279,124.09  $     2,277,230.54  $           998.35 36158GEU8
B4    $          1,051,134.83  $     1,050,261.52  $           998.35 36158GEV6
B5    $          1,052,680.14  $     1,051,805.54  $           998.35 36158GEW4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             9        Principal Balance      $   2,632,659.27
                               --------
                               --------                            -------------
       2.   60-89 days
            Number             0        Principal Balance      $           0.00
                               --------
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance      $           0.00
                               --------
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance      $           0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------